UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 8, 2014

COMM 2014-UBS6 Mortgage Trust

(Exact name of issuing entity)

Deutsche Mortgage & Asset Receiving Corporation

 (Exact name of registrant as specified in its charter)

UBS Real Estate Securities Inc.
German American Capital Corporation
Jefferies LoanCore LLC
Cantor Commercial Real Estate Lending, L.P.
KeyBank National Association
Pillar Funding LLC

 (Exact names of sponsors as specified in their charters)

Delaware	333-193376-13	04-3310019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Wall Street	New York, New York	10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 250-2500

Not applicable

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On or about December 9, 2014, a series of mortgage pass-through certificates, entitled COMM 2014-UBS6 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”), is expected to be issued by COMM 2014-UBS6 Mortgage Trust, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), between Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”), as depositor, KeyBank National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as operating advisor.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-5, Class X-A, Class A-M, Class B, Class PEZ and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-B, Class X-C, Class X-D, Class X-E, Class D, Class E, Class F, Class G, Class H, Class V, Class R and Class LR Certificates (collectively, the “Privately Offered Certificates”).  Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about December 9, 2014 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The Issuing Entity’s primary assets will be 89 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 267 commercial, multifamily and manufactured housing community properties.  Certain of the Mortgage Loans are expected to be acquired by the Registrant from UBS Real Estate Securities Inc. (“UBSRES”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated November 25, 2014, between the Registrant and UBSRES; certain of the Mortgage Loans are expected to be acquired by the Registrant from German American Capital Corporation(“GACC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated November 25, 2014, between the Registrant and GACC; certain of the Mortgage Loans are expected to be acquired by the Registrant from Jefferies LoanCore LLC (“JLC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated November 25, 2014, between the Registrant and JLC; certain of the Mortgage Loans are expected to be acquired by the Registrant from Cantor Commercial Real Estate Lending, L.P. (“CCRE”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated November 25, 2014, between the Registrant and CCRE; certain of the Mortgage Loans are expected to be acquired by the Registrant from KeyBank National Association (“KeyBank”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated November 25, 2014, between the Registrant and KeyBank; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Pillar Funding LLC (“Pillar”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated November 25, 2014, between the Registrant, Pillar and Pillar Capital Partners I LLC.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Deutsche Bank Securities Inc. (“DBSI”), UBS Securities LLC (“UBS”), Cantor Fitzgerald & Co. (“CF&Co.”), Jefferies LLC (“Jefferies”), KeyBanc Capital Markets Inc. (“KCM”) and Guggenheim Securities, LLC (“Guggenheim”) pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of November 25, 2014, between the Registrant, GACC and DBSI, UBS, CF&Co., Jefferies, KCM and Guggenheim, as underwriters, and (ii) the sale of the Privately Offered Certificates by the Registrant to DBSI, UBS, CF&Co and Jefferies pursuant to the Certificate Purchase Agreement, dated as of November 25, 2014, between the Registrant, GACC and DBSI, UBS, CF&Co and Jefferies, as initial purchasers, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933.

Berkadia Commercial Mortgage LLC will act as primary servicer with respect to eighty-six (86) of the Mortgage Loans pursuant to that certain Amended and Restated Subservicing Agreement, attached hereto as Exhibit 99.7 and dated as of January 18, 2013, between Berkadia Commercial Mortgage LLC and KeyBank National Association (successor to Keycorp Real Estate Capital Markets, Inc.).

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated November 25, 2014, supplementing the Prospectus, dated September 3, 2014, each as filed with the Securities and Exchange Commission.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

1.1
Underwriting Agreement, dated as of November 25, 2014, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., UBS Securities LLC, Cantor Fitzgerald & Co., Jefferies LLC, KeyBanc Capital Markets Inc. and Guggenheim Securities, LLC.

4.1
Pooling and Servicing Agreement, dated as of December 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as operating advisor.

99.1	Mortgage Loan Purchase Agreement, dated November 25, 2014, between Deutsche Mortgage & Asset Receiving Corporation and UBS Real Estate Securities Inc.

99.2	Mortgage Loan Purchase Agreement, dated November 25, 2014, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

99.3	Mortgage Loan Purchase Agreement, dated November 25, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Jefferies LoanCore LLC.

99.4	Mortgage Loan Purchase Agreement, dated November 25, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.

99.5	Mortgage Loan Purchase Agreement, dated November 25, 2014, between Deutsche Mortgage & Asset Receiving Corporation and KeyBank National Association.

99.6	Mortgage Loan Purchase Agreement, dated November 25, 2014, between Deutsche Mortgage & Asset Receiving Corporation, Pillar Funding LLC and Pillar Capital Partners I LLC.

99.7
Amended and Restated Subservicing Agreement, dated as of January 18, 2013, between Berkadia Commercial Mortgage LLC and KeyBank National Association (successor to Keycorp Real Estate Capital Markets, Inc.).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation

By:	/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: President

By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Vice President

Date:  December 8, 2014

EXHIBIT INDEX

Exhibit Number	Description

1.1
Underwriting Agreement, dated as of November 25, 2014, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., UBS Securities LLC, Cantor Fitzgerald & Co., Jefferies LLC, KeyBanc Capital Markets Inc. and Guggenheim Securities, LLC.

4.1
Pooling and Servicing Agreement, dated as of December 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as operating advisor.

99.1	Mortgage Loan Purchase Agreement, dated November 25, 2014, between Deutsche Mortgage & Asset Receiving Corporation and UBS Real Estate Securities Inc.

99.2	Mortgage Loan Purchase Agreement, dated November 25, 2014, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

99.3	Mortgage Loan Purchase Agreement, dated November 25, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Jefferies LoanCore LLC.

99.4	Mortgage Loan Purchase Agreement, dated November 25, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.

99.5	Mortgage Loan Purchase Agreement, dated November 25, 2014, between Deutsche Mortgage & Asset Receiving Corporation and KeyBank National Association.

99.6	Mortgage Loan Purchase Agreement, dated November 25, 2014, between Deutsche Mortgage & Asset Receiving Corporation, Pillar Funding LLC and Pillar Capital Partners I LLC.

99.7
Amended and Restated Subservicing Agreement, dated as of January 18, 2013, between Berkadia Commercial Mortgage LLC and KeyBank National Association (successor to Keycorp Real Estate Capital Markets, Inc.).